First Capital Bank

PARKSTERLING

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Expanding in Richmond Merger of First Capital Bancorp, Inc. and Park Sterling Corporation October 1, 2015 Exhibit 99.1

First Capital Bank
PARKSTERLING
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Forward Looking Statements

This presentation contains, and Park Sterling and First Capital Bancorp, Inc. (“First Capital”) and their respective management may make, certain statements that constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,”
“predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with First Capital; the risk that a closing condition to the merger may not be satisfied;
synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to closing and/or integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule; failure of First
Capital’s shareholders to approve the merger; fluctuation in the trading price of Park Sterling’s stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; failure of Park Sterling to raise the necessary funds to satisfy the cash component of the merger consideration; changes in loan mix deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park
Sterling or First Capital; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company’s ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management,  mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve targeted adjusted noninterest expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling or First Capital, other uses of capital, either company’s financial performance, market conditions generally, and future actions by their respective boards of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park
Sterling’s or First Capital’s financial statements; and either management’s ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s or First Capital’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and First Capital undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

First Capital Bank
PARKSTERLING
Answers You Can Bank On.

Additional Information

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
In connection with the proposed merger, Park Sterling will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a proxy statement of First Capital that also constitutes a prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger.  INVESTORS
ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY
BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the proxy statement/prospectus, as well as other filings
PARTICIPANTS IN SOLICITATION
Park Sterling and First Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and First Capital and other persons who may be deemed participants in this solicitation will be included in the proxy statement/prospectus.  Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 13, 2015. Information about First Capital’s executive officers and directors can be found in First Capital’s definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on
April 15, 2015. Free copies of these documents can be obtained from the sources indicated above.
This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
containing
information
about
Park
Sterling
and
First
Capital,
may
be
obtained
after
their
filing
at
the
SEC's
Internet
site
(http://www.sec.gov).
In
addition,
free
copies
of
documents
filed
with
the
SEC
may
be
obtained
on
the
respective
websites
of
Park
Sterling
and
First
Capital
at
www.parksterlingbank.com
and
www.1capitalbank.com.

First Capital Bank
PARKSTERLING
Answers You Can Bank On™

Attractive
Strategically
Attractive
Strategically
Attractive
Financially
Attractive
Financially
Partnership generates attractive returns and a compelling growth opportunity
Immediate earnings accretion, with expected double-digit earnings accretion when fully integrated
Accelerated loan growth driven by additional bankers and larger balance sheet
Revenue synergies achieved by cross-selling customer base (not included in base case)
Productive deployment of excess capital
Attractive
Risk Profile
Attractive
Risk Profile
Transaction presents attractive risk profile and strong cultural fit
Thorough due diligence conducted by experienced internal team
Deep local and executive knowledge of Richmond market and familiarity with customers
Strong management with proven integration experience
Maintains strong balance sheet and attractive asset quality
Summary of Merger Benefits
Compelling Partnership:
Meaningful addition to already strong regional community bank in the Carolinas and Virginia
Strengthens position in attractive Richmond, Virginia market
Adds exceptional bankers and branch network
Leverages complementary product capabilities
Improves demographic profile

First Capital Bank
PARKSTERLING
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Anticipated Closing:
Management and
Employees:
Local Advisory Board:
Board Representation:
First Quarter 2016
Conditions and Approvals:
Establish Richmond Advisory Board composed of existing non-employee First Capital directors (and potentially other market leaders) to support integration, business development and community engagement
5
Transaction Overview
Compelling Partnership:
Approximately
$10.5
–
11.5
million
(pre-tax)
aggregate
for
both
companies
Park Sterling to appoint two independent, Richmond-based First Capital directors to join Park Sterling’s Board, to include Grant Grayson, current chairman of First Capital
Retain all commercial bankers and most, if not all, customer-facing personnel from both companies
1 –
Merger intended to be treated as a reorganization within meaning of Section 368(a) of the Internal Revenue Code except for any cash consideration received in the transaction.
2 –
Actual Park Sterling closing stock price of $6.80 on September 30, 2015 utilized to calculate consideration amount.
3 –
Warrants
entitle
the
holder
to
purchase
one-half
of
a
share
of
common
stock
for
$2.00
per
whole
share,
or
the
equivalent
of
3,833,643
whole
shares.
Actual
Park
Sterling
closing
stock
price
of
$6.80
on
September
30,
2015
utilized to calculate consideration amount.
4 –
Total consideration includes value of 143,800 equity option awards with a weighted average exercise price of $4.02 per share.
Common
Shareholders
2
$69.1 million
-
12,923,392 shares
-
70% stock (0.7748 PSTB
shares
for each FCVA share)
-
30% cash ($5.54 per share)
Customary closing conditions
Requires First Capital shareholder approval
Requires regulatory approvals
Merger
Consideration:
1
Warrant
Holders
3
$13.1 million
-
7,667,286 warrants
-
70% stock (0.24755 PSTB
shares per warrant)
-
30% cash ($1.77 per warrant;
$2.77 per warrant less $1.00
effective exercise price)
Total
Consideration
4
$82.5 million
-
151% of diluted TBV
-
17.3x twelve-month EPS
Merger-Related Expenses:
Advance vision of building a regional community bank in the Carolinas and Virginia
-
Enhance Richmond franchise by combining branch networks and banking teams
-
Deliver immediate earnings accretion, with expected double-digit earnings accretion when fully integrated
-
Realize revenue synergies from leveraging broader product capabilities and larger balance sheet
Objectives:

Financial Highlights and Combined Footprint
Compelling Partnership:
Enhances Attractive Metro Market Franchise
Enhances Attractive Metro Market Franchise
Financial Highlights
Financial Highlights
Wilmington
Charleston
Richmond
Raleigh
Charlotte
Rock Hill
Greenwood
Greenville
GA
SC
NC
VA
Greensboro
PSTB Branch (52)
FCVA Branch (8)
Park Sterling
Corporation
(NASDAQ: PSTB)
First Capital
Bancorp, Inc.
(NASDAQ: FCVA)
Headquarters
Charlotte, NC
Glen Allen, VA
Year Subsidiary Bank Established
2006
1998
Market Price
$6.80
$4.78
Market Capitalization
$305.4
$61.8
Book Value Per Share
$6.37
$4.01
Price/ Book Value Per Share
107%
119%
Tangible Book Value Per Share (Diluted)
$5.47
$3.56
Price/ Tangible Book Value (Diluted)
124%
134%
Annualized Dividend Yield
1.76%
0.84%
Total Number of Offices
52
8
States of Operation
SC(27), NC(18),
GA(5), VA(2)
VA(8)
Total Assets
$2,443.9
$616.9
Total Deposits
$1,874.9
$505.4
Total Loans (incl'd LHFS)
$1,668.2
$500.7
Loans/ Deposits
89.0%
99.1%
ROAA, annualized
0.71%
0.74%
ROAE, annualized
6.10%
8.81%
TCE / Tangible Assets
9.99%
8.40%
Common Equity Tier 1 Ratio
13.30%
11.13%
NPLs/ Loans
0.52%
0.58%
NPAs/ Assets
0.75%
0.62%
Net Interest Margin
3.78%
3.59%
Full-time Equivalent Employees
503
95
Sources: SNL, Bloomberg and company information  ($ in millions, except per share amounts). Financial data as of June 30, 2015.  Market data as of September 30, 2015.

First Capital Bank
PARKSTERLING
Answers You Can Bank On.™

Park Sterling’s vision has focused on “Virginia and the Carolinas” since the Bank’s IPO in August 2010
Well known to company’s management team (see Appendix)
Well known to company’s board of directors (see Appendix)
Greater Richmond is an important market to the successful execution of Park Sterling’s strategy
Offers attractive balance between economic stability and demographic growth
Strong existing commercial banking presence
Base location for company’s Wealth Management line of business
Base location for company’s Mortgage Banking line of business
Two de novo branch locations
Partnership with First Capital provides critical catalyst to accelerate Virginia ambitions
Enhances local awareness of existing lines of business
-
Expands branch network
-
Adds experienced bankers
-
Adds local leadership
Combined company positioned as a strong market competitor
Accelerates Important Virginia Strategy
Compelling Partnership:

First Capital Bank
PARKSTERLING
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Ashland
Henry Clay Heights
Glen Allen
Chamberlayne Farms
Lakeside
Mechanicsville
Tuckahoe
Dumbarton
Cold Harbor Farms
Richmond
Highland Springs
RICHMOND CITY
HENRICO
Bensley Village
Bellwood Manor
Chesterfield
Chester
95
295
76
150
360

Exceptional consumer banking opportunity
Attractive, well-located branch network
Refreshed ATM fleet
Experienced customer-facing employees
Ability to leverage Park Sterling’s wealth
management, mortgage banking and mobile
product capabilities
Exceptional business banking opportunity
Attractive, well-located branch network
Experienced lending team
Ability to leverage Park Sterling’s specialty
lending, treasury services and electronic banking
capabilities
Exceptional commercial banking opportunity
Experienced lending team
Gain local expertise in Builder Finance
Ability to leverage Park Sterling’s capital markets,
asset-based lending, treasury services and
electronic banking capabilities, as well as larger
balance sheet
Establishing Richmond Advisory Board to support
integration, business development and community
leadership
Strengthens Position in Attractive Richmond Market
Compelling Partnership:
PSTB Branch (2)
FCVA Branch (8)
•
Park Sterling’s Virginia regional
headquarters
•
10 branches (pro forma)
•
12 commercial bankers (pro forma)
•
MSA population 1.26 million
•
Projected 5-year growth 4.64%
•
State capital, headquarters of Fifth
Federal Reserve District, home to
ten Fortune 500 companies
Sources: SNL and company information.

First Capital Bank
PARKSTERLING Answers You Can Bank On.℠

Commercial Banking	PSTB	PSTB – Richmond	FCVA
Middle Market	✓	✓	
Business Banking	✓		✓
CRE Owner-Occupied	✓	✓	✓
CRE Investor	✓	✓	✓
Builder Finance	✓		✓
Asset-Based Lending	✓	✓	
Capital Markets	✓	✓	
Treasury Services	✓	✓	✓
Electronic Banking	✓	✓	

Consumer Banking	PSTB	PSTB – Richmond	FCVA
Depository Services	✓	✓	✓
Consumer Lending	✓	✓	✓
Mortgage Banking	✓	✓	
Small Business Lending	✓		✓
Retail Brokerage	✓	✓	✓
Private Banking	✓	✓	
Trust Services	✓	✓	
Wealth Management	✓	✓	
Mobile Banking	✓	✓

Ability to leverage
complementary product
capabilities
Extends customer base
to address all segments
Increases number of
customers in existing
segments
Improves distribution
network
Increases number of
experienced bankers
Ability to leverage
complementary delivery
capabilities
Electronic banking
Mobile banking
Leverages Complementary Capabilities
Compelling Partnership:

First Capital Bank
PARKSTERLING
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Improves Already Strong Market Demographics
Compelling Partnership:
Sources: SNL and company information. Deposit data as of June 30, 2015.
Combined Company Demographic Profile
Combined Company Demographic Profile
Combined company will have approximately 87% of its deposits in markets with projected population growth above the national average
Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets
Top 10 MSAs in NC-SC-VA
Top 10 MSAs in NC-SC-VA
Metropolitan
Statistical Area
(MSA)
2015
Population
2015-2020
Projected
Change
1
Washington, D.C.
6,066,097
6.30
2
Charlotte, NC
2,380,045
6.59
3
Virginia Beach, VA
1,729,758
3.83
4
Richmond, VA
1,260,476
4.97
5
Raleigh, NC
1,242,956
8.07
6
Greenville, SC
863,792
5.04
7
Columbia, SC
806,579
5.31
8
Greensboro, NC
748,849
4.11
9
Charleston, SC
734,390
8.40
10
Winston-Salem, NC
655,390
3.30
Higher Growth Markets
#
Branches
Company
Deposits
($000)
Percent of
Franchise
(%)
2015
(Actual)
Projected
Change
2015-2020
(%)
Median
2015
($)
Projected
Change
2015-2020
(%)
Charlotte-Concord-Gastonia, NC-SC
19
895,085
37.5

2,380,045
6.59
52,846
7.44
Richmond, VA
10
510,246
21.4

1,260,476
4.64
59,762
4.97
Greenville-Anderson-Mauldin, SC
11
201,701
8.5

863,792
5.04
44,405
4.81
Towns, Georgia
2
134,431
5.6

11,014
6.00
37,289
5.73
Spartanburg, SC
4
116,659
4.9

321,880
3.71
41,246
1.98
Wilmington, NC
1
74,650
3.1

274,427
6.84
50,809
6.87
Columbia, SC
2
66,991
2.8

806,579
5.31
49,380
6.05
Gilmer, Georgia
1
42,238
1.8

28,880
3.57
39,219
4.44
Raleigh, NC
1
14,376
0.6

1,242,956
8.07
62,586
4.70
Charleston-North Charleston, SC
1
12,890
0.5

734,390
8.40
51,413
5.92
Higher Growth Sub-total
52
2,069,267
86.7

7,924,439
5.68
51,636

6.02
Lower Growth Markets
Greenwood, SC
6
186,707
7.8

94,538
1.11
35,592
2.00
Newberry, SC
2
71,580
3.0

37,495
1.45
42,620
1.72
Union, Georgia
1
35,678
1.5

21,717
2.99
42,777
4.91
Fannin, Georgia
1
23,321
1.0

23,982
3.11
37,051
6.28
Lower Growth Sub-total
10
317,286
13.3

177,732
1.57
38,121

2.63
Total PSTB
62
2,386,553
100.0

8,102,171
5.12

49,795

5.55

Aggregate: National
319,459,991
3.52

53,706

6.68

Population
Household Income

First Capital Bank
PARKSTERLING Answers You Can Bank On.℠

Well Positioned in Two Attractive Markets
Compelling Partnership:
Sources: SNL and company information. Deposit data as of June 30, 2015.
* Pro Forma includes $50.0 million in deposits from Park Sterling’s Patterson Avenue Branch which opened July 1, 2015.
Charlotte-Concord-Gastonia, NC-SC
Charlotte-Concord-Gastonia, NC-SC
Top 10 market share in each of Charlotte-Concord-Gastonia MSA and Richmond MSA
Remain largest community bank in Charlotte-Concord-Gastonia MSA
Move to fourth largest community bank in Richmond MSA
Richmond, VA
Richmond, VA
Rank
Institution (ST)
2015
Number of
Branches
2015 Total
Deposits in
Market ($000)
2015 Total
Market
Share (%)
1
Bank of America (NC)
61

159,393,784
73.72
2
Wells Fargo & Co. (CA)
91

37,008,238

17.12
3
BB&T Corp. (NC)
72

5,808,465

2.69
4
Fifth Third Bancorp (OH)
39

2,232,581

1.03
5
First Citizens BancShares Inc. (NC)
46

2,113,028

0.98
6
SunTrust Banks, Inc. (GA)
38

1,387,980

0.64
7
Park Sterling Corporation (NC)
19

895,085

0.41
8
Yadkin Financial Corporation (NC)
18

760,950

0.35
9
PNC Financial Services Group, Inc. (PA)
15

560,567

0.26
10
CommunityOne Bancorp (NC)
14

550,471

0.25
Rank
Institution (ST)
2015
Number of
Branches
2015 Total
Deposits in
Market ($000)
2015 Total
Market
Share (%)
1
Capital One Financial Corp (VA)
1

56,161,636

61.02

2
Bank of America (NC)
24

14,637,236

15.90

3
Wells Fargo & Co. (CA)
63

6,539,455

7.10

4
SunTrust Banks, Inc. (GA)
44

3,926,437

4.27

5
BB&T Corp. (NC)
43

3,344,823

3.63

6
Union Bankshares Corp (VA)
42

1,705,180

1.85

7
C&F Financial Corp. (VA)
17

753,600

0.82

8
TowneBank (VA)
8

655,163

0.71

PRO FORMA*
10
560,278

0.61

9
First Capital Bancshares, Inc. (VA)
8

507,178

0.55

10
Community Bankers Trust Corp (VA)
9

507,088

0.55

Enhanced Operating Scale
Pro Forma Company:
First Capital
First Capital
Combined
Combined
Combined balance sheet improves scale for immediate profitability and preserves strength for continued growth
Total assets of $3.06 billion
Approximately
$661.5
million
(22%)
comprised
of
cash
and
investments
Total deposits of $2.38 billion
Comfortable
90.7%
loan
to
deposit
ratio
Total equity of $331.6 million
Park Sterling
Park Sterling
84.3%
84.4%
78.8%
79.3%
79.8%
76.8%
86.5%
15.7%
15.6%
21.2%
20.7%
20.2%
23.2%
13.5%
0%
25%
50%
75%
100%
Market Cap (%)
Total equity
Total deposits
Demand deposits
Total assets
Loans (excld LHFS)
Cash and Investments
$362,088
$331,587
$2,380,362
$437,609
$3,060,732
$2,158,136
$661,478
0%
25%
50%
75%
100%
Unaudited; $ in thousands; as of June 30, 2015.  Does not include estimated acquisition accounting fair market value adjustments.  Combined market capitalization calculated using 44,910,447 outstanding Park Sterling common shares, plus 8,337,757  common shares issued to First Capital shareholders, multiplied by Park Sterling’s closing stock price of $6.80 on September 30, 2015

Total Assets
$616,852
$2,443,880
$3,060,732
FCVA
PSTB
Combined

Loans (excld LHFS)
$500,673
$1,657,463
$2,158,136
FCVA
PSTB
Combined

Operating Revenues*
$22,108
$99,632
$121,740
FCVA
PSTB
Combined

Operating Expenses (After Savings) *
$15,224
$72,260
Est Save $6,090
$81,394
FCVA
PSTB
Combined

Operating Efficiency*
68.9%
72.5%
66.9%
FCVA
PSTB
Combined

Delivers immediate earnings
accretion through targeted
cost savings
Estimated 40% of
expenses ($6.1 million of
First Capital’s annualized
2015Q2 level)
Enhances combined
company’s operating
efficiency
Estimated 567 basis point
improvement in Park
Sterling’s annualized
2015Q2 level
Opportunity for future
revenue growth
Build on already strong
momentum with banking
teams at both companies
Expand fee income
through effective cross-
selling
Leverage larger balance
sheet with both new and
existing customers
Improved Earnings Profile
Pro Forma Company:
Increases Operating Scale
Increases Operating Scale
Improves Operating Efficiency
Improves Operating Efficiency
Sources: SNL and company information  ($ in thousands). Financial data as of June 30, 2015.  Combined balance sheet information excludes preliminary estimated fair market value adjustments.
* Operating revenues, operating expenses and related ratios annualized from actual 2015Q2 reported results.   Combined operating expenses calculated net of targeted 40% cost savings.

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.0%
8.4%
8.6%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
9.8%
10.1%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
0.58%
0.41%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.75%
0.62%
0.64%
Park Sterling
First Capital
Preliminary Estimated Pro Forma

Unaudited; $ in thousands; as of June 30, 2015.  Includes preliminary estimated acquisition accounting fair market value adjustments utilizing Park Sterling’s closing stock price of $6.80 on
September 30, 2015 .
Strong Capital Position and Asset Quality
Pro Forma Company:
Tangible
Common
Equity
to
Tangible
Assets
-
Consolidated
Tangible
Common
Equity
to
Tangible
Assets
-
Bank
Nonperforming
Loans
to
Total
Loans
-
Consolidated
Nonperforming
Assets
to
Total
Assets
-
Consolidated

Unaudited; $ in thousands
Source: SNL Financial
First Capital Loan Portfolio Trends
And positioned the
company to maximize
loan growth within its
annual capital plan
Proactively addressed
problem credits during
downturn ...
Which has led to
greatly improved asset
quality since 2010 …
Positive Trends in First Capital Loan Portfolio
Attractive Risk-Return Profile:
Total Loans (including LHFS)
397,245
371,606
$
432,317
$
481,663
500,674
$
Period Growth
(6,466)
(25,639)
14,495
46,216
49,346
Annualized growth
NPLs/ Total Loans
NPAs/ Total Assets
Net Chargeoffs/ Average Loans
2010
2011
2012
2013
2014
June 2015 YTD
386,101
$
$
$
19,011
-1.6%
-6.5%
3.9%
12.0%
11.4%
7.9%
4.75%
5.30%
2.58%
1.45%
1.73%
0.62%
0.92%
2.92%
2.97%
-0.26%
-0.01%
-0.06%
5.75%
5.67%
2.65%
1.22%
1.77%
0.58%

First Capital Bank
PARKSTERLING
Answers You Can Bank On.℠

Unaudited; $ in millions
Thorough due diligence performed by Park Sterling
personnel
Experienced team with deep knowledge of
Richmond market
Familiarity with many of First Capital’s
customers
Reviewed over 400 files representing
approximately 55% of total loan exposure
Reviewed 92% of classified grades
Reviewed all OREO
Estimated credit mark approach consistent with
prior partnerships
Phase I (tape-based analysis): utilize internal
loss rate, prior partner loss rate and SCAP-type
loss rate estimations
Phase II (file-based analysis): apply estimated
risk grade migration and specific loss estimates;
adjust tape-based loss estimates
Due Diligence Approach
Estimated Credit Mark by Segment
Credit Due Diligence
Attractive Risk-Return Profile:
First Capital
Loan Balances
Preliminary
Estimated
Future Loss (%)
Preliminary
Estimated
Future Loss ($)
Commercial & Industrial
75.7
$
1.6%
1.2
$
CRE-OO
64.6
$
1.6%
1.1
$
CRE-NOO
143.4
$
1.7%
2.5
$
1-4 Family Rental
79.0
$
1.8%
1.4
$
A,C &D
104.4
$
2.3%
2.4
$
1-4 Fam Mortgage
7.3
$
0.7%
0.1
$
HELOC
20.8
$
1.8%
0.4
$
Other Consumer
1.9
$
2.8%
0.1
$
Total Preliminary Estimate
497.1
$
1.8%
9.0
$

First Capital Bank
PARKSTERLING
Answers You Can Bank On™

Select
Preliminary
Estimated
Financial
Adjustments
Select
Preliminary
Estimated
Financial
Adjustments
Select
Preliminary
Estimated
Financial
Benefits
Select
Preliminary
Estimated
Financial
Benefits
Achieves key internal criteria for merger transactions (with full targeted cost savings)
Fairly valued transaction at 17.3x LTM EPS and 151% of tangible book value*
Immediately accretive to earnings
Double-digit earnings accretion when fully integrated
Double-digit internal rate of return
Substantial opportunity for continued earnings acceleration
Available revenue synergies from cross-selling broader product capabilities to new customers and leveraging loan growth through larger balance sheet
Preliminary estimated fair market value adjustments
Gross credit mark of approximately $9.0 million (or 3.44x nonaccrual loans)
Reversal of $7.9 million allowance for loan and lease losses
CDI of approximately $2.7 million (or 1% of transaction accounts)
Goodwill of approximately $28 -
29 million*
Preliminary estimated earnings adjustments
Targeted cost savings of approximately 40% (60% in first full year; 100% thereafter)
Potential revenue synergies not included in base case analysis
Financial Expectations
Attractive Risk-Return Profile:
* Based on Park Sterling’s closing stock price of $6.80 on September 30, 2015.

First Capital Bank
PARKSTERLING
Answers You Can Bank On℠

Strategic considerations
Shared vision and strategy
Compatible cultures
Ability to grow customer relationships
Focus on leveraging best of both organizations
Low integration risk
Financial considerations
Fair exchange of value for both shareholder groups
Meaningful EPS accretion
Strong IRR
Achievable cost savings
Conservative credit mark
Maintain balance sheet strength for future growth
Remain “well-capitalized”
Maintain attractive asset quality
Build franchise value
Conclusions
Summary:
Local market focus, diversified business lines
Leveraging proven regional/community banking model
Enhanced balance sheet and product capabilities
Leveraging key leadership and local market presence
Good market knowledge, experienced internal staff,
certainty of close
Immediate value to First Capital’s shareholders, near-
term and long-term value to both First Capital and Park
Sterling shareholders
Expected at closing given current balance sheets
Clear enhancement for both companies

Don't settle for "one-size-fits-all" answers.
Some banks offer you answers that are too big and impersonal, some offer answers that are too small. But you don't have to settle for answers like that anymore. At Park Sterling Bank, we are committed to providing Answers You Can Bank On℠ every day to everyone. Real answers like ours start with truly listening to your needs and then building the best answer around you. We are big enough to have all the expertise and resources you want, like a best-in-class mobile app and treasury services, yet we're small enough to care that you get what you need to reach your dreams. So don't settle for answers that are too small, too big, or too low-tech. Contact Park Sterling today.
ParkSterlingBank.com
PARKSTERLING
Answers You Can Bank On.℠
Member FDIC

19 Q & A

First Capital Bank
PARKSTERLING
Answers You Can Bank On.™

Other
6.1%
HELOC
9.5%
C&I and
CRE-OO
31.4%
Resl
mortg
13.0%
A,C&D
10.1%
CRE
30.1%

Other
9.1%
HELOC
4.0%
C&I &
OO
27.1%
Resl
mortg
17.3%
A,C&D
12.8%
CRE
29.8%

Other
6.8%
HELOC
8.2%
C&I &
OO
30.4%
Resl
mortg
14.0%
A,C&D
10.7%
CRE
30.0%

Unaudited; $ in thousands; as of June 30, 2015.  Does not include estimated acquisition accounting fair market value adjustments.
Combined Loan Portfolio  (including LHFS)
Appendix:
First Capital
First Capital
Park
Sterling
Park
Sterling
Combined
Combined
Loan Type
Amount
%
Loan Type
Amount
%
Loan Type
Amount
%
C&I
189,356
$
11.4%
C&I
71,535
$
14.3%
C&I
260,891
$
12.1%
Owner-Occupied
330,853

20.0%
Owner-Occupied
63,986

12.8%
Owner-Occupied
394,839

18.3%
Commercial real estate
498,190

30.1%
Commercial real estate
148,970

29.8%
Commercial real estate
647,160

30.0%
A,C&D
166,750

10.1%
A,C&D - 1-4 family
64,018

12.8%
A,C&D - 1-4 family
230,768

10.7%
Other commercial
7,212

0.4%
Other commercial
1,681

0.3%
Other commercial
8,893

0.4%
Total commercial
1,192,361

71.9%
Total commercial
350,190

69.9%
Total commercial
1,542,551

71.5%
Resi mortgage
214,850

13.0%
Residential mortgage
86,552

17.3%
Residential mortgage
301,402

14.0%
HELOC
156,960

9.5%
HELOC
20,201

4.0%
HELOC
177,161

8.2%
Resi construction
62,973

3.8%
Resi construction
41,897

8.4%
Resi construction
104,870

4.9%
Other loans
27,696

1.7%
Other loans
2,025

0.4%
Other loans
29,721

1.4%
Total Consumer
462,479

27.9%
Total Consumer
150,675

30.1%
Total Consumer
613,154

28.4%
Deferred costs (fees)
2,623

0.2%
Deferred costs (fees)
(192)

0.0%
Deferred costs (fees)
2,431

0.1%
Total loans
1,657,463
$
100.0%
Total loans
500,673
$
100.0%
Total loans
2,158,136
$
100.0%

First Capital Bank
PARKSTERLING
Answers You Can Bank On.℠

Broker
7.3%
Time
>$250K
3.4%
Non-
interest
bearing
18.5%
Time
<$250K
21.4%
MMDA,
NOW &
Savings
49.4%

Broker
8.1%
Time
>$250K
16.3%
Non-
interest
bearing
17.9%
Time
<$250K
22.1%
MMDA,
NOW &
Savings
35.6%

Broker
7.5%
Time
>$250K
6.1%
Non-
interest
bearing
18.4%
Time
<$250K
21.6%
MMDA,
NOW &
Savings
46.5%

Deposit Type
Amount
%
Deposit Type
Amount
%
Deposit Type
Amount
%
Non-interest bearing
347,162
$
18.5%
Non-interest bearing
90,447
$
17.9%
Non-interest bearing
437,609
$
18.4%
MMDA, NOW & Savings
926,448

49.4%
MMDA, NOW & Savings
179,871

35.6%
MMDA, NOW & Savings
1,106,319

46.5%
Time <$250K
401,921

21.4%
Time <$250K
111,855

22.1%
Time <$250K
513,776

21.6%
Time >$250K
63,067

3.4%
Time >$250K
82,149

16.3%
Time >$250K
145,216

6.1%
Broker
136,343

7.3%
Broker
41,099

8.1%
Broker
177,442

7.5%
Total deposits
1,874,941
$
100.0%
Total deposits
505,421
$
100.0%
Total deposits
2,380,362
$
100.0%
Core Deposits*
1,675,531
$
89.4%
Core Deposits*
382,173
$
75.6%
Core Deposits*
2,057,704
$
86.4%
* Core deposits exclude time deposits >$250K and brokered deposits.
21
Unaudited; $ in thousands; as of June 30, 2015.  Does not include estimated acquisition accounting fair market value adjustments.
Combined Deposit Mix
Appendix:
First Capital
First Capital
Park
Sterling
Park
Sterling
Combined
Combined

First Capital Bank
PARKSTERLING Answers You Can Bank On℠

James C. Cherry
Chief Executive Officer
Bryan F. Kennedy, III
President
David L. Gaines
Chief Financial Officer
Nancy J. Foster
Chief Risk Officer
Executive Officers
Executive Officers
Experienced Management with Strong Ties to Virginia
Appendix:
40 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking,
President of Virginia Banking,  Head of Trust and Investment Management for Wachovia
Bank.
34 years of banking experience including President North Carolina, Regions Bank and
Executive Vice President, Park Meridian Bank.  Helped organize Park Sterling in October
2006.
29 years of banking experience including Chief Risk Officer for Corporate and Investment
Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia
Corporation.
31 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit
Officer of Community Banking Group at LaSalle Bank. Current Chair of Risk Management
Association  (RMA).
B.A., Hampden-Sydney College
Executive Program, University of Virginia
(Virginia Native)
B.S. University of Virginia
M.B.A. University of North Carolina
B.A. University of Virginia
M.B.A. University of Virginia
(Virginia Native)
B.S. Illinois State University
M.B.A. University of Chicago

First Capital Bank
PARKSTERLING
Answers You Can Bank On.℠

Non-Management Directors
Non-Management Directors
Leslie M. (Bud) Baker, Jr.
Chairman
Retired Chairman of Wachovia Corporation.  Also served Wachovia as Chairman,
President, Chief Executive Officer, and Chief Credit Officer, as well as President of the
North Carolina Bank.
Walter C. Ayers
Director
Retired President and Chief Executive Officer of the Virginia Bankers Association.
Served as member of ABA’s Communication Counsel, Government Relations Counsel
and others.
Larry W. Carroll
Director
President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm.  CPA background. Park Sterling organizer in October 2006.
Jean E. Davis
Director
Retired Executive and Head of Operations, Information Technology and e-Commerce
at Wachovia Corporation.  Also formerly Head of Human Resources, Head of Retail
Banking of Wachovia Corporation.
Thomas B. Henson
Director
President of Henson-Tomlin Interests, LLC and Senior Managing Director of
Southeastern Private Investment Fund.  Helped organize Park Sterling in October
2006.  M&A attorney by background.
Jeffrey S. Kane
Director
Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of
Richmond.  Also served as head of Banking Supervision and Regulation.
Patricia C. Hartung
Director
Executive Director of Upper Savannah Council of Governments.  Founding member and former Chair of Community Capital Corporation.
Kim S. Price
Vice Chairman
Former President and Chief Executive Officer of Citizens South Banking Corporation
and Citizens South Bank.
Ben R. Rudisill, II
Director
President of Rudisill Enterprises, Inc.. Former Chairman of Citizens South Banking
Corporation and Citizens South Bank.
Experienced Directors with Strong Ties to Virginia
Appendix:
B.S. University of Richmond
M.B.A. University of Virginia
(Virginia Native)
B.S. William and Mary University
(Virginia Native)
B.S. Austin Peay
M.B.A. University of Tennessee
C.P.A., C.F.P.
B.S. University of North Carolina
M.B.A. Duke University
B.A. Clemson University
M.B.A. Clemson University
B.S. Vanderbilt
J.D. Washington and Lee University
B.S., University of Virginia,
Stonier Graduate School of Banking
(Virginia Native)
B.S. Appalachian State University
L.S.U Graduate School of Banking
B.S. Duke University
M.B.A. Duke University
Grant S. Grayson
Director (Appointed)
Partner in the law firm of LeClairRyan, A Professional Corporation. Current
Chairman
of First Capital Bancorp, Inc. and First Capital Bank.
B.A. Northwestern University
J.D. University of Richmond
TBD
TBD
TBD